POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ Austin Brockenbrough III
                                              ----------------------------------
                                              Austin Brockenbrough III, Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ John T. Bruce
                                              ----------------------------------
                                              John T. Bruce, Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ Charles M. Caravati, Jr.
                                              ----------------------------------
                                              Charles M. Caravati, Jr., Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ J. Finley Lee, Jr.
                                              ----------------------------------
                                              J. Finley Lee, Jr., Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ Richard L. Morrill
                                              ----------------------------------
                                              Richard L. Morrill, Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ Harris V. Morrissette
                                              ----------------------------------
                                              Harris V. Morrissette, Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ Erwin H. Will, Jr.
                                              ----------------------------------
                                              Erwin H. Will, Jr., Trustee

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Williamsburg Investment Trust, a Massachusetts business trust, hereby constitutes and appoints W. Lee H. Dunham and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2006.



                                              /s/ Samuel B. Witt III
                                              ----------------------------------
                                              Samuel B. Witt III, Trustee